UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2006
CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13300 (Commission File Number)	54-1719854 (IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.1: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2: UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Item 8.01 Other Events.
In connection with our recently filed Registration Statement on Form S-3 (No. 333-133943) and for purposes of incorporation by reference therein, Capital One Financial Corporation has filed as Exhibit 99.1 to this Form 8-K the consolidated financial statements of North Fork Bancorporation, Inc. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and has filed as Exhibit 99.2 to this Form 8-K the unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of March 31, 2006, December 31, 2005 and March 31, 2005 and for the three-month periods ended March 31, 2006 and 2005.
Additional Information About this Transaction
In connection with the proposed merger, Capital One filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2006 a Registration Statement on Form S-4 that included a preliminary joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork will mail the definitive joint proxy statement/prospectus, when it becomes available, to their respective stockholders. Investors and security holders are urged to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when available) and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The preliminary joint proxy statement/prospectus and definitive joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.
Participants in this Transaction
Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the definitive joint proxy statement/prospectus when it is filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 23, 2006. You can find information about North Fork’s executive officers and directors in their Form 10-K/A filed with the SEC of April 28, 2006. You can obtain free copies of these documents from Capital One of North Fork using the contact information above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated Financial Statements of North Fork Bancorporation, Inc. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.
99.2	Unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of March 31, 2006, December 31, 2005 and March 31, 2005 and for the three-month periods ended March 31, 2006 and 2005

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: May 19, 2006	By:	/S/ Susan R. McFarland

Executive Vice President, Controller

3

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Consolidated Financial Statements of North Fork Bancorporation, Inc. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.
99.2	Unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of March 31, 2006, December 31, 2005 and March 31, 2005 and for the three-month periods ended March 31, 2006 and 2005

4